SHORT-TERM AND LONG-TERM DEBT	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about borrowings [abstract]
SHORT-TERM AND LONG-TERM DEBT	SHORT-TERM AND LONG-TERM DEBT
Short-term debt, including the current portion of long-term debt, consisted of the following:

	June 30, 2026	December 31, 2025
Short-term bank loans and other credit facilities including commercial paper[1]	1,425	1,119
Current portion of long-term debt	1,084	1,406
Lease obligations	185	214
Total	2,694	2,739
1.The weighted average interest rate on short-term borrowings outstanding was 3.7% and 3.8% as of June 30, 2026 and December 31, 2025, respectively.

ArcelorMittal entered into certain short-term committed bilateral credit facilities renewable on an annual basis. As of June 30, 2026, the facilities, in total 0.5 billion, remained fully available.
The Company has a commercial paper program enabling borrowings of up to €1.5 billion. As of June 30, 2026 and December 31, 2025, the outstanding amount was 1,077 and 879, respectively.
The Company’s long-term debt consisted of the following:

	Year of maturity	Type of interest	Interest rate[1]	June 30, 2026	December 31, 2025
Corporate

5.5 billion Revolving Credit Facility	2031	Floating		—	—
750 Unsecured Notes	2026	Fixed	4.55%	—	401
€600 million Unsecured Notes	2026	Fixed	4.88%	683	704
1.2 billion Unsecured Notes	2027	Fixed	6.55%	1,198	1,197
€500 million Unsecured Notes	2028	Fixed	3.13%	567	584
500 Unsecured Notes	2029	Fixed	4.25%	497	497
€650 million Unsecured Notes	2030	Fixed	3.25%	734	757
€500 million Unsecured Notes	2031	Fixed	3.50%	564	581
1.0 billion Unsecured Notes	2032	Fixed	6.80%	991	991
500 Unsecured Notes	2034	Fixed	6.00%	497	496
1.0 billion Unsecured Notes	2036	Fixed	5.38%	983	—
1.5 billion Unsecured Bonds	2039	Fixed	7.00%	673	673
1.0 billion Unsecured Notes	2041	Fixed	6.75%	429	429
500 Unsecured Notes	2054	Fixed	6.35%	491	491
EIB loan	2032	Floating	3.42%	239	267
EIB loan	2034	Floating	2.54%	456	—
Schuldschein loans	2027	Fixed	3.00%	75	77
Schuldschein loans	2028-2030	Floating	3.38% - 4.01%	795	819
Samurai loan	2028-2030	Floating	1.48%-1.63%	434	450
Other loans	2029-2035	Floating	2.67% - 3.08%	168	181
Total Corporate				10,474	9,595
Subsidiaries
Other loans				1,427	1,515
Total				11,901	11,110
Less current portion of long-term debt				(1,084)	(1,406)
Total long-term debt (excluding lease obligations)				10,817	9,704
Long-term lease obligations[2]				910	967
Total long-term debt, net of current portion				11,727	10,671
1.Rates applicable to balances outstanding at June 30, 2026, including the effect of decreases or increases following upgrades or downgrades, respectively. For debt that has been redeemed in its entirety during the first half of 2026, the interest rate refers to the rates at the repayment date.
2.Net of current portion of 185 and 214 as of June 30, 2026 and December 31, 2025, respectively. See note 13.

Corporate
Main credit facility
On May 29, 2024, ArcelorMittal signed an agreement for a 5.5 billion revolving credit facility (the "Facility"). The Facility incorporates a single tranche of 5.5 billion maturing on May 29, 2029, with two one year extension options. On April 30, 2025 and on April 13, 2026, ArcelorMittal exercised the options to extend the Facility's maturity by one year to May 29, 2030 and to May 29, 2031, respectively. The Facility contains restrictive covenants, which among other things, limit encumbrances on the assets of ArcelorMittal and its subsidiaries, the ability of ArcelorMittal’s subsidiaries to incur debt and the ability of ArcelorMittal and its subsidiaries to dispose of assets in certain circumstances. The margin applicable to ArcelorMittal’s principal credit facilities (the Facility and certain other credit facilities) and the coupons on certain of its outstanding bonds are subject to adjustment in the event of certain changes in its long-term credit ratings. On June 9, 2025, Standard & Poor's upgraded ArcelorMittal's credit rating from ‘BBB-‘ to ‘BBB’ on improved business and assigned a ‘Stable’ outlook. On December 4, 2025, Moody’s upgraded ArcelorMittal’s credit rating from ‘Baa3’ to ‘Baa2’ on strengthening its business profile, including a structural improvement in margins and a reduction in earnings volatility and assigned a ‘Stable’ outlook. The Facility may be used for general corporate purposes and was fully available as of June 30, 2026. The Company makes drawdowns from and repayments on this Facility in the framework of its cash management.
On September 30, 2010, ArcelorMittal entered into a 500 revolving multi-currency letter of credit facility (the "Letter of Credit Facility"). The Letter of Credit Facility is used by the
Company and its subsidiaries for the issuance of letters of credit and other instruments. The terms of the letters of credit and other instruments contain certain restrictions as to duration. On July 31, 2024, the Company refinanced its Letter of Credit Facility, whose amount and maturity have been revised from time to time, by entering into a 445 revolving multicurrency letter of credit facility, with maturity extended from July 31, 2024 to July 31, 2027 with two one year extension options. The Letter of Credit Facility also includes an accordion clause which allows the Company to invite lenders to increase their commitments up to 595 in aggregate. On March 18, 2025, the Company exercised the option to extend the maturity by one year to July 31, 2028. On July 28, 2025 the Company exercised the accordion clause to increase the total amount of the Letter of Credit Facility by 55 to 500.
Bonds
On March 11, 2026, at maturity, ArcelorMittal fully repaid the outstanding 401 of its 750 Fixed Rate Notes due 2026.
On May 19, 2026, ArcelorMittal issued 1 billion of 5.375% Notes due on May 19, 2036. The proceeds of the issuance were used for general corporate purposes.
European Investment Bank ("EIB") loan
On December 19, 2025, ArcelorMittal signed a €400 million loan agreement with the European Investment Bank ("EIB") for funding of research, development and innovation projects in Europe over the period 2025-2028. As of June 30, 2026, the facility was fully drawn.
On June 2, 2021, ArcelorMittal signed a €280 million finance contract with EIB for funding of research, development and innovation projects in Europe over the period 2021-2023. This operation benefits from a guarantee from the European Union under the European Fund for Strategic Investments. On March 16, 2022, ArcelorMittal withdrew the facility in full. As of June 30, 2026, €210 million (239) was outstanding.
Other loans
On November 21, 2025, ArcelorMittal completed the offering of a JPY 37.5 billion and a JPY 33 billion variable rate loans on the Japanese Samurai loan market. The proceeds of these loans were used for general corporate purposes. As of June 30, 2026, a total of JPY 70.5 billion (434) was outstanding.
On June 24, 2025, ArcelorMittal completed the offering of a €310 million, a €80 million and a €310 million variable rate loan in the German Schuldschein market. The proceeds of these issuances were used for general corporate purposes. As of June 30, 2026, €700 million (795) was outstanding.
On May 4, 2022, ArcelorMittal completed the offering of a €346.5 million variable rate loan, a €24.5 million fixed rate loan, a €263 million variable rate loan and a €66 million fixed rate loan in the German Schuldschein market. On May 6, 2022, the Company further completed the offering of a €25 million fixed rate loan. The proceeds of these issuances were used for general corporate purposes. On May 13, 2025, at maturity, ArcelorMittal fully repaid €371 million. On November 13, 2025, ArcelorMittal prepaid €263 million and €25 million variable rate loans. As of June 30, 2026, €66 million (75) was outstanding.
On December 21, 2018, the Company entered into a facility agreement with a group of lenders for €235 million to finance the construction of a new hot strip mill in Mexico. This facility became effective upon issuance of a guarantee by the Oesterreichische Kontrollbank AG in March 2019. The last installment under this agreement is due on December 28, 2029. The outstanding amount in total as of June 30, 2026 was €68 million (78).
Subsidiaries
Main other loans
On November 17, 2023, AMKR entered into a 150 loan agreement with EBRD for working capital purposes. 80 were committed and fully drawn as of June 30, 2026.
On December 5, 2025, ArcelorMittal signed a 200 refinancing facility with EBRD. The purpose of the facility is to re-finance the existing facilities signed in 2022 and 2023. The new facility is composed of two tranches, 100 committed and 100 uncommitted, to be committed by EBRD upon AMKR’s request. As of June 30, 2026, 100 was drawn under the agreement.
On May 25, 2017, ArcelorMittal South Africa ("AMSA") signed a ZAR4.5 billion South African rand revolving borrowing base finance facility whose maturity was extended over time to September 7, 2026. Any borrowings under the facility are secured by certain eligible inventory and receivables, as well as certain other working capital and related assets of AMSA. The facility is used for general corporate purposes and is not guaranteed by ArcelorMittal. On September 16, 2025, AMSA agreed with the lenders to extend further the maturity to March 8, 2027 and to reduce the maximum amount to ZAR4 billion. On December 30, 2025, AMSA and its lenders agreed to further reduce the facility maximum amount to ZAR3 billion. As of June 30, 2026, ZAR3 billion South African rand (183) was drawn. The borrowing base facility at AMSA remains subject to a financial covenant as of June 30, 2026. Non-compliance with the covenant would entitle the lenders under such facility to accelerate repayment obligations.

In June and December 2024, the Industrial Development Authority of Mobile County issued tax-exempt bonds of 378 and 480, respectively, with a final maturity of June 1, 2054 and December 1, 2054, respectively, with Calvert. The bond proceeds support the construction and equipping of solid waste disposal infrastructure and related industrial facilities, including a melt shop in Calvert, Alabama. As of June 30, 2026, 844 was outstanding under these agreements.
On December 28, 2023, and on March 4, 2024, AM Green Energy signed two INR7.5 billion loans to finance the development of its renewable energy project. As of June 30, 2026, INR15 billion (158) was outstanding.
Other
The other loans relate to various debt with banks and public institutions.
Hedge of net investments
A portion of the Company's euro denominated debt (€4,584 million as of June 30, 2026) is designated as a hedge of certain euro denominated investments (€8,601 million as of June 30, 2026) in order to mitigate the foreign currency risk arising from certain euro denominated subsidiaries' net assets. The risk arises from the fluctuation in spot exchange rates between the U.S. dollar and euro, which causes the amount of the net investments to vary. The hedged risk in the hedge of net investments is a risk of a weakening euro against the U.S. dollar that will result in a reduction in the carrying amount of the Company's net investments in the subsidiaries subject to the hedge. The euro denominated debt is designated as a hedging instrument for the change in the value of the net investments that is attributable to changes in the euro/U.S. dollar spot rate.
To assess hedge effectiveness, the Company determines the economic relationship between the hedging instrument and the hedge item by comparing changes in the carrying amount of the debt portfolio that are attributable to a change in the spot rate with changes in the net investments in the foreign operations due to movements in the spot rate.
For the six months ended June 30, 2026, the Company recognized in other comprehensive income within the foreign exchange translation reserve 168 foreign exchange gain arising on the translation of the euro denominated debt designated as a hedge of the euro denominated net investments.